EXHIBIT 24

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March, 2006.

Sign: /s/ Leslie Moonves
Print Name: Leslie Moonves

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2006.

Sign: /s/ Fredric G. Reynolds
Print Name: Fredric G. Reynolds

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2006.

Sign: /s/ David R. Andelman

Print Name: David R. Andelman

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2006.

Sign: /s/ Joseph A. Califano, Jr.

Print Name: Joseph A. Califano, Jr.

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2006.

Sign: /s/ William S. Cohen

Print Name: William S. Cohen

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March, 2006.

Sign: /s/ Charles K. Gifford

Print Name: Charles K. Gifford

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2006.

Sign: /s/	Bruce S. Gordon

Print Name: Bruce S. Gordon

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March, 2006.

Sign: /s/	Shari Redstone

Print Name: Shari Redstone

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March, 2006.

Sign: /s/	Sumner M. Redstone

Print Name: Sumner M. Redstone

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement or statements on Form S-8, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments, post-effective amendments and supplements thereto, and any amendments to an effective Form S-8 registration statement and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, with respect to the Company's Excess 401(k) Plan, Excess 401(k) Plan for Designated Senior Executives, Bonus Deferral Plan and Bonus Deferral Plan for Designated Senior Executives; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March, 2006.

Sign: /s/	Judith A. Sprieser

Print Name: Judith A. Sprieser